                                 THIRD AMENDMENT

          THIRD AMENDMENT (this "Amendment"), dated as of June 4, 2004, among
BCP CRYSTAL HOLDINGS LTD. 2, a company incorporated with limited liability under the laws of the Cayman Islands ("Holdings"), BCP CAYLUX HOLDINGS LUXEMBOURG
S.C.A., a corporate partnership limited by shares (societe en commandite par actions) organized under the laws of Luxembourg ("Parent"), CELANESE AMERICAS
CORPORATION, a Delaware corporation ("CAC"), the lenders party to the Credit
Agreement referred to below from time to time (the "Lenders"), MORGAN STANLEY
SENIOR FUNDING, INC. ("Morgan Stanley"), as global coordinator (the "Global
Coordinator"), DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and DEUTSCHE BANK SECURITIES
INC. and MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers (in such capacity, the "Joint Lead Arrangers"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, Holdings, Parent, CAC, certain subsidiaries of Parent from time to time party thereto as borrowers under the Revolving Facility provided for therein (in such capacity, the "Subsidiary Revolving Borrowers"), the
Lenders, the Global Coordinator, the Agents and the Joint Lead Arrangers are
parties to a Credit Agreement, dated as of April 6, 2004 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement, as provided below;

          NOW, THEREFORE, it is agreed:

          1. Section 1.01 of the Credit Agreement is hereby amended by (x)
deleting the definition of "Maximum Dollar Term Amount", (y) revising the following definitions in their entirety to read:

          "ABR Term Loan" shall mean any Dollar Term Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

          "Approved Fund" shall mean any person (other than a natural person)
     that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered, managed or advised by a Lender, an Affiliate of a Lender or an entity (including an investment advisor) or an Affiliate of such entity that administers, manages or advises a Lender.

          "Borrowing Minimum" shall mean (a) in the case of a CL Borrowing, a
     Term Borrowing and/or a Revolving Facility Borrowing denominated in
     Dollars, $5.0 million, (b) in the case of a Term Borrowing or Revolving
     Facility Borrowing denominated in Euros, [euro]3.0 million, (c) in the case of a Swingline Dollar Borrowing, $500,000 and (d) in the case of a
     Swingline Euro Borrowing, [euro]500,000.

          "Borrowing Multiple" shall mean (a) in the case of a CL Borrowing, a
     Term Borrowing or a Revolving Borrowing denominated in Dollars, $1.0 million, (b) in the case of a Term Borrowing or Revolving Borrowing denominated in Euros, [euro]600,000, (c) in the case of a Swingline Dollar
     Borrowing, $500,000 and (d) in the case of a Swingline Euro Borrowing,
     [euro]500,000.

          "Majority Lenders" (i) for any Facility other than the Term Loan
     Facility shall mean, at any time, Lenders under such Facility having Loans and unused Commitments representing more than 50% of the sum of all Loans outstanding under such Facility and unused Commitments under such Facility at such time and (ii) for the Term Loan Facility, (x) Lenders having Dollar
     Loans and Term Loan Commitments (Dollars) representing more than 50% of the sum of all Dollar Loans and Term Loan Commitments (Dollars) and/or (y)
     Lenders having Euro Term Loans and Term Loan Commitments (Euros)
     representing more than 50% of the Euro Term Loans and Term Loan Commitments
     (Euros).

          "Term Loan" shall mean each of the term loans made to the Term
     Borrower pursuant to Section 2.01(a) or Section 2.22. Each Term Loan shall be (x) a Eurocurrency Loan or an ABR Loan and (y) a Dollar Term Loan or a
     Euro Term Loan.

          "Term Loan Commitment" shall mean, at any time, with respect to each
     Lender such Lender's Term Loan Commitment (Dollars) (if any) and Term Loan
     Commitment (Euros) if any.

          "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term
     "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate, provided that Dollar Term Loans and Euro Term Loans shall be of a different
     Type.

and (z) inserting the following new definitions in appropriate alphabetical order.

          "Agreed Exchange Rate" shall mean 1.21523.

          "Dollar Term Loan" shall mean each Term Loan (x) outstanding on the TA
     Effective Date and denominated in Dollars, (y) made after the TA Effective
     Date under Section 2.01(a) pursuant to utilization of Term Loan Commitments
     (Dollars) and (z) made pursuant to Section 2.22 as a Dollar Term Loan.

          "Euro Term Loan" shall mean each Term Loan (x) outstanding on the TA
     Effective Date and denominated in Euros, (y) made after the TA Effective
     Date under

                                      -2-

     Section 2.01(a) pursuant to utilization of Term Loan Commitments (Euros)
     and (z) made pursuant to Section 2.22 as a Euro Term Loan.

          "Maximum Term Amount" shall mean at any time (i) the initial aggregate principal amount of all Dollar Term Loans then or theretofore made pursuant to Section 2.01(a) and, if the Increased Amount Date has occurred, pursuant to Section 2.22 plus (ii) the initial aggregate principal amount of all
     Euro Term Loans then or theretofore made pursuant to Section 2.01(a) and, if the Increased Amount Date has occurred, pursuant to Section 2.22, divided by the Agreed Exchange Rate.

          "TA Effective Date" shall mean the Effective Date under and as defined in the Third Amendment.

          "TA Effective Time" shall mean 11:00 A.M. (New York time) on the TA
     Effective Date.

          "Third Amendment" shall mean the Third Amendment dated as of June 4,
     2004 to this Agreement.

          "Term Loan Commitment (Dollars)" shall mean, with respect to each
     Lender, the Commitment (if any) of such Lender to make term loans under
     Section 2.01(a) that will be Dollar Term Loans in the amount set forth opposite such Lender's name on Schedule 2.01 directly below the column entitled "Term Loan Commitment (Dollars)" or in the Assignment and
     Acceptance pursuant to which such Lender shall have assumed its Term Loan
     Commitment (Dollars), as applicable. The aggregate Term Loan Commitments
     (Dollars) as of the TA Effective Time shall equal $455,711,250, which amount shall be reduced on the TA Effective Date by the $224,356,687.50 of
     Dollar Term Loans outstanding on such date after (i) the incurrence at the opening of business on such date of additional Term Loans and (ii) the conversion of certain Term Loans into Euro Term Loans on such date as provided in Section 2.01(a).

          "Term Loan Commitment (Euros)" shall mean, with respect to each
     Lender, the commitment (if any) of such Lender to make term loans under
     Section 2.01(a) that will be Euro Term Loans in the amount set forth opposite such Lender's name on Schedule 2.01 directly below the column entitled "Term Loan Commitment (Euros)" or in the Assignment and Acceptance
     pursuant to which such Lender shall have assumed its Term Loan Commitment
     (Euros). The aggregate Term Loan Commitments (Euro) as of the TA Effective
     Time shall equal [euro]125 million, which amount shall be reduced on the TA
     Effective Date by the [euro]61,540,253.70 of Euro Term Loans resulting from the conversion of Term Loans on such date as provided in Section 2.01(a).

          "TL Borrowing Ratio" shall mean at any time the ratio of (A) an amount equal to (i) the aggregate Term Loan Commitments (Dollars) on the TA
     Effective Date times the Agreed Exchange Rate divided by (ii) the aggregate
     Term Loan Commitments (Euros) on the TA Effective Date) to (B) 1.00.

          "TL Repayment Ratio" shall mean at any time the ratio of (A) the amount equal to (x) the aggregate principal amount of Dollar Term Loans then outstanding times the

                                      -3-

     Agreed Exchange Rate divided by (y) the aggregate principal amount of
     Euro Term Loans then outstanding to (B) 1.00.

          2. Section 1.01 of the Credit Agreement is hereby further amended by
(x) revising the following definitions in their entirety:

          "Applicable CL Margin" shall mean (x) for any day not in a Reduction
     Period, 2.50% per annum and (y) for any day in a Reduction Period, 2.25%
     per annum.

          "Applicable Margin" shall mean with respect to (i) any Eurocurrency
     Loan (x) for any day not occurring in a Reduction Period, 2.50% per annum and (y) for any day occurring in a Reduction Period, 2.25% per annum, and
     (ii) any ABR Loan (x) for any day not occurring in a Reduction Period,
     1.50% per annum and (y) for any day occurring in a Reduction Period, 1.25%.

and (y) inserting the following new definition in appropriate alphabetical order:

          "Reduction Period" shall mean any fiscal quarter if the Total Leverage
     Ratio on the last day of the immediately preceding fiscal quarter was less than 2.75 to 1.00 but only to the extent that the Term Borrower shall have delivered to the Administrative Agent within 45 days after such last day a certificate of a Financial Officer of the Term Borrower setting forth computations in reasonable detail satisfactory to the Administrative Agent showing that the Total Leverage Ratio was less than 2.75 to 1.00 on such last day.

          3. Section 1.01 of the Credit Agreement is hereby further amended by
(x) revising the following definition in its entirity to read:

          "Required Lenders" shall mean, at any time, Lenders having (a) Term
     Loan Exposures, (b) Revolving Facility Credit Exposures, (c) Available
     Revolving Unused Commitments (if prior to the termination thereof) and (d)
     Credit-Linked Commitments (or after the termination thereof, CL Percentages of the CL Exposure) that taken together, represent more than 50% of the sum of (w) all Term Loan Exposures, (x) all Revolving Facility Credit
     Exposures, (y) the total Available Revolving Unused Commitments (if prior to the termination thereof) and (z) the Total Credit-Linked Commitment (or after the termination thereof, the CL Exposure) at such time. The Term Loan
     Exposure, Revolving Facility Credit Exposure, Available Revolving Unused
     Commitment and Credit-Linked Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

and (y) inserting the following definition in appropriate alphabetical order:

          "Term Loan Exposure" shall mean, at any time, the sum of (a) the aggregate principal amount of the Dollar Term Loans outstanding at such time, (b) the Dollar Equivalent of the aggregate principal amount of the
     Euro Term Loans outstanding at such time and, to the extent the Term Loan
     Commitments have not been terminated, (c) the aggregate Term Loan
     Commitments (Dollars) and (d) the Dollar Equivalent of the aggregate Term
     Loan Commitments (Euros), at the time. The Term Loan Exposure of

                                      -4-

     any Lender at any time shall be the sum of (a) the aggregate principal amount of such Lender's Dollar Term Loans outstanding at such time, (b) the
     Dollar Equivalent of the aggregate principal amount of such Lender's Euro
     Term Loans outstanding at such time and, to the extent the Term Loan
     Commitment of such Lender has not been terminated, (c) such Lender's Term
     Loan Commitment (Dollars) and (d) the Dollar Equivalent of such Lender's
     Term Loan Commitment (Euros) at such time.

          4. Section 1.03(b) of the Credit Agreement is hereby amended by revising such Section in its entirety to read:

          "(b) Not later than 5:00 p.m., New York City time, on each Reset Date, the Administrative Agent shall (i) determine the aggregate amount of the
     Dollar Equivalents of (x) the Euro Term Loans then outstanding and the Term
     Loan Commitments (Euros) on such date and (y) the principal amounts of the
     Revolving Loans and Swingline Loans denominated in Euros then outstanding
     (after givng effect to any Euro Term Loans or Revolving Loans and/or
     Swingline Loans denominated in Euros made or repaid on such date), the
     Revolving L/C Exposure and the CL Exposure and (ii) notify the Lenders, each Issuing Bank and the Term Borrower of the results of such determination."

          5. Section 2.01 of the Credit Agreement is hereby amended (x) by revising Section 2.01(a) in its entirety to read:

          "(a) to make term loans to the Term Borrower in Dollars (if made pursuant to a Term Loan Commitment (Dollars)) or Euros (if made pursuant to a Term Loan Commitment (Euros)) from time to time after the TA Effective
     Date and during the Term Availability Period in an amount not to exceed its
     Term Loan Commitment at such time (it being agreed that prior to the TA
     Effective Time $299,142,250 principal amount of Term Loans had been borrowed (all of which remain outstanding as of the TA Effective Time)), provided that (i) all such incurrences of Term Loans will result in Dollar
     Term Loans and Euro Term Loans being incurred in accordance with the TL
     Borrowing Ratio, (ii) any Term Loan that is repaid may not be reborrowed and (iii) $74,785,562.50 of the Term Loans outstanding as of the TA
     Effective Time (and held by Term Lenders with Term Loan Commitments (Euros)
     (effective on the TA Effective Date)) will be converted into
     [euro]61,540,253.70 of Euro Term Loans while the remaining $224,356,687.50 of such Term Loans (and held by Lenders with Term Loan Commitments
     (Dollars)) will remain outstanding as Dollar Term Loans;"

and (y) adding after the reference to "Agreement" in Section 2.01(d) an "(i)"
and adding at the end of such Section "and (ii) no Euro Term Loan or Dollar Term
Loan may be converted into a Dollar Term Loan or Euro Term Loan, respectively".

          6. Section 2.03 of the Credit Agreement is hereby amended by deleting in the third to last sentence thereof the references to "(i)" and to "and (ii)
is being requested by a Foreign Revolving Borrower".

          7. Section 2.08(b) of the Credit Agreement is hereby amended by (x)
adding after the reference to "each such reduction" the phrase "of an amount denominated in Dollars"

                                      -5-

and (y) changing the phrase "and (ii)" in said Section to read ", (ii) the Term
Loan Commitment (Dollars) and Term Loan Commitments (Euros) shall be reduced on a pro rata basis and (iii)".

          8. Section 2.09 of the Credit Agreement is hereby amended by changing the reference to "(ii) in Dollars" in the first sentence thereof to read "(ii)
in Euros or Dollars, as applicable,".

          9. Section 2.10 of the Credit Agreement is hereby amended by (i)
deleting the reference in clause (a) thereof to "in Dollars," (ii) adding after the first reference to "Term Loans" in said clause (a) the phrase "(such repayment to be in Dollars if made in respect of Dollar Term Loans or in Euros if made in respect of Euro Term Loans)," (iii) changing the reference to
"Maximum Dollar Term Amount" to "Maximum Term Amount, such prepayment to be made in accordance with the TL Repayment Ratio," (iv) changing the reference in clause (c) thereof to "Term Loans on a pro rata basis" to read "Dollar Term
Loans and Euro Term Loans in accordance with the TL Repayment Ratio" and (v)
adding at the end of the first sentence of clause (e) thereof the phrase
"provided that nothing in this sentence shall modify the requirement that all repayments of Term Loans shall be made with respect to the Dollar Term Loans and
Euro Term Loans in accordance with the TL Repayment Ratio."

          10. Section 2.11(a) of the Credit Agreement is hereby amended by (x)
inserting an "(i)" after the reference to "provided that" and (y) adding at the end of said Section "and (ii) all such prepayments shall be made with respect to the Dollar Term Loans and the Euro Term Loans in accordance with the TL
Repayment Ratio."

          11. Section 2.23(a) of the Credit Agreement is hereby amended by (x)
inserting "any Euro Term Loan," after the reference therein to "make or maintain", (y) inserting "Euro Term Loans," after the reference therein to "make or continue" and (z) inserting after the reference to "prepay such" in the second sentence thereof the phrase "Euro Term Loan,".

          12. The last sentence of Section 6.02 is hereby amended by adding a
"(b)" prior to the reference therein to "(d)".

          13. Section 9.04 of the Credit Agreement is hereby amended by (i)
adding (I) after the reference to "(x) $5.0 million" in Section 9.04(b), the phrase "(or the Euro Equivalent in the case of Revolving Facility Loans denominated in Euros)", (II) after the reference in such Section to "(z) $1.0 million" the phrase "(or the Euro Equivalent in the case of Euro Term Loans and
Loan Commitments (Euros))" and (III) after the reference to "Term Loans" in such
Section the phrase "and Term Loan Commitments"; (ii) deleting the "and" after
Section 9.04(b)(ii)(C); (iii) changing the period at the end of Section
9.04(b)(ii)(D) to "; and"; (iv) inserting a new Section 9.04(b)(ii)(E) to read:

          "(E) no assignments of Euro Term Loans or Term Loan Commitments
     (Euros) shall be permitted to be made to an assignee that cannot make Euro
     Term Loans.";

(v) inserting a "(i)" after "including" in Section 9.04(d); and (vi) inserting after the reference to "Federal Reserve Bank" in Section 9.04(d) the following phrase: "and (ii) in the case of any Lender that is an Approved Fund, any pledge or assignment to any holders of obligations owed,

                                      -6-

or securities issued, by such Lender including to any trustee for, or any other representative of, such holders"

          14. Schedule 2.01 to the Credit Agreemnt is hereby replaced by a new
Schedule 2.01 attached hereto as Annex I.

          15. Section 5.02 of the U.S. Collateral Agreement is hereby amended by adding after the reference to "paid in full" in clause THIRD therein the phrase
"to the collateral agent for the lenders party to the Term Loan C Financing if such collateral agent holds a Lien on any or all of the Collateral or, if such other Lien does not exist,".

          16. Section 4.02 of the Guarantee and Pledge Agreement executed by
Holdings and the Intermediate Holdcos is hereby amended by adding after the reference to "THIRD" therein the phrase "to the collateral agent for the lenders party to the Term Loan C Financing if such collateral agent holds a Lien on any or all of the Collateral or, if such other Lien does not exist", it being agreed that comparable changes will be made to the Luxembourg law pledges of the
Parent's equity interests included in the defined term "Holdings Agreements".

          17. The Parent Guaranty and Pledge Agreement is hereby amended by (i)
revising the definition therein of "Guaranteed Obligations" in its entirety to read:

          "Guaranteed Obligations" means all Obligations owing by (x) each of the Specified Borrowers and (y) if Parent remains the parent of US Holdco on the Restructuring Date, US Holdco.

, (ii) changing the reference to "Parent" in the definition therein of "Noticed
Event of Default" to read "Term Borrower" and (z) adding after the reference to
"THIRD" in Section 4.02 the phrase "to the collateral agent for the lenders party to the Term Loan C Financing if such collateral agent holds a Lien on any or all of the Collateral or, if such other Lien does not exist".

          18. In order to induce the Lenders to enter into this Amendment, the
Term Borrower hereby represents and warrants that (i) each of the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on the Effective Date (as defined below), both before and after giving effect to this Amendment, except to the extent such representations and warranties expressly relate to an earlier date
(in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Effective Date, both before and after giving effect to this Amendment.

                                      -7-

          19. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit
Agreement or any other Credit Document.

          20. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Term Borrower and the Administrative
Agent.

          21. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE
STATE OF NEW YORK.

          22. This Amendment shall become effective on the date (the "Effective
Date") when each of Holdings, the Term Borrower, CAC and the Required Lenders
shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New
York, NY 10036 Attention: Denise A. Diallo (facsimile number 212-354-8113)
provided that (i) Sections 1, 5 and 8 shall not become effective unless each
Term Lender has signed and so returned a counterpart hereof and (ii) Section 2 and 3 shall each not become effective unless each Lender adversely affected by such Sections has signed and so delivered a counterpart hereof.

          23. From and after the Effective Date, all references to the Credit
Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                                      -8-

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                      BCP CRYSTAL HOLDINGS LTD. 2

                                      By: /s/ Anjan Mukherjee
                                          --------------------------------------
                                          Name: Anjan Mukherjee
                                          Title: Director

                                      -9-

                                      BCP CAYLUX HOLDINGS LUXEMBOURG
                                        S.C.A.

                                      By its Manager, BCP CAYLUX HOLDINGS LTD. 1

                                      By: /s/ Anjan Mukherjee
                                          --------------------------------------
                                          Name: Anjan Mukherjee
                                          Title: Director

                                      -10-

                                      CELANESE AMERICAS CORPORATION

                                      By: /s/ Michael E. Grom
                                          --------------------------------------
                                          Name: Michael E. Grom
                                          Title: Vice President - Finance,
                                                 Principal Financial
                                                 Officer  & Treasurer

                                      By: /s/ Julie K. Chapin
                                          --------------------------------------
                                          Name: Julie K. Chapin
                                          Title: Vice President - Law,
                                                 Principal Executive
                                                 Officer  & Secretary

                                      -11-

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Administrative Agent and as Lender

                                      By: /s/ Carin M. Keegan
                                          --------------------------------------
                                          Name: Carin M. Keegan
                                          Title: Vice President

                                      By: /s/ Diane F. Rolfe
                                          --------------------------------------
                                          Name: Diane F. Rolfe
                                          Title: Vice President

                                      -12-

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as Global Coordinator and as Lender

                                      By: /s/ Eugene F. Martin
                                          --------------------------------------
                                          Name: Eugene F. Martin
                                          Title: Vice President

                                      -13-

                                      DEUTSCHE BANK AG, CAYMAN ISLANDS
                                        BRANCH, solely as Deposit Bank

                                      By: /s/ Carin M. Keegan
                                          --------------------------------------
                                          Name: Carin M. Keegan
                                          Title: Vice President

                                      By: /s/ Diane F. Rolfe
                                          --------------------------------------
                                          Name: Diane F. Rolfe
                                          Title: Vice President

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Administrative Agent and as Lender

                                      By: /s/ Carin M. Keegan
                                          --------------------------------------
                                          Name: Carin M. Keegan
                                          Title: Vice President

                                      By: /s/ Diane F. Rolfe
                                          --------------------------------------
                                          Name: Diane F. Rolfe
                                          Title: Vice President

                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as Global Coordinator and as Lender

                                      By: /s/ Eugene F. Martin
                                          --------------------------------------
                                          Name: Eugene F. Martin
                                          Title: Vice President

                                      -14-

                                      DEUTSCHE BANK AG, CAYMAN ISLANDS
                                        BRANCH, solely as Deposit Bank

                                      By: /s/ Carin M. Keegan
                                          --------------------------------------
                                          Name: Carin M. Keegan
                                          Title: Vice President

                                      By: /s/ Diane F. Rolfe
                                          --------------------------------------
                                          Name: Diane F. Rolfe
                                          Title: Vice President

                                      -15-

                                      ABN AMRO BANK N.V., as Documentation
                                        Agent and Lender

                                      By: /s/ Eric Oppenheimer
                                          --------------------------------------
                                          Name: Eric Oppenheimer
                                          Title: Vice President

                                      By: /s/ Nancy W. Lanzoni
                                          --------------------------------------
                                          Name: Nancy W. Lanzoni
                                          Title: Vice President

                                      -16-

                                      BANK OF AMERICA, N.A., as Documentation
                                        Agent

                                      By: /s/ Robert Klawinski
                                         ---------------------------------------
                                         Name:  Robert Klawinski
                                         Title: Managing Director

                                      -17-

                                      THE BANK OF NOVA SCOTIA

                                      By: /s/ Nadine Bell
                                          --------------------------------------
                                          Name: Nadine Bell
                                          Title: Senior Manager

                                      -18-

                                      BAYERISCHE HYPO-VEREINSBANK AG

                                      By: /s/ Stefan Kruse
                                          --------------------------------------
                                          Name: Stefan Kruse
                                          Title: Senior Vice President

                                      -19-

                              COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

                              By: /s/ Douglas L. Glickman
                                  --------------------------------------
                                  Name: Douglas L. Glickman
                                  Title: Vice President

                              By: /s/ Charles W. Polet
                                  --------------------------------------
                                  Name: Charles W. Polet
                                  Title: Assistant Treasurer

                                      -20-

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Documentation Agent
                                        and Lender

                                      By: /s/ Kimberly A. Massa
                                         ---------------------------------------
                                         Name: Kimberly A. Massa
                                         Title: Duly Authorized Signatory

                                      -21-

                                      KfW

                                      By: /s/ Stefan Wolf
                                          --------------------------------------
                                          Name: Stefan Wolf
                                          Title: First Vice President

                                      By: /s/ Mike Thode
                                          --------------------------------------
                                          Name: Mike Thode
                                          Title: Senior Project Manager

                                      -22-

                                      MIZUHO CORPORATE BANK, LTD.

                                      By: /s/ Kentaro Akashi
                                          --------------------------------------
                                          Name: Kentaro Akashi
                                          Title: DGM

                                      -23-

                                      BLUE RIDGE INVESTMENTS, LLC

                                      By: /s/ George C. Carp
                                          --------------------------------------
                                          Name: George C. Carp
                                          Title: SVP - Finance

                                      -24-

                                     ANNEX I

                                                                   SCHEDULE 2.01

--------------------------------------------------------------------------------
                                     TERM LOAN                  TERM LOAN
            LENDER              COMMITMENT (DOLLARS)        COMMITMENT (EUROS)
--------------------------------------------------------------------------------
Deutsche Bank AG,                  $455,711,250             [euro]125,000,000
 New York Branch
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------